UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 13, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)

1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

001-03523	Evergy Kansas Central, Inc.	48-0290150
(a Kansas corporation)

818 South Kansas Avenue
Topeka, Kansas 66612
(785) 575-6300

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule
12b-2
of the Exchange Act
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is being filed by the following registrants: Evergy, Inc. and Evergy Kansas Central, Inc. (“Evergy Kansas Central”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrant.

Item 8.01	Other Events
On March 13, 2025, Evergy Kansas Central issued $300,000,000 aggregate principal amount of its First Mortgage Bonds, 5.25% Series due 2035 (the “Mortgage Bonds”), pursuant to an Underwriting Agreement, dated March 6, 2025, among Evergy Kansas Central, MUFG Securities Americas Inc., PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein. The Mortgage Bonds were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the shelf registration statement on Form
S-3
(333-281614-02)
of Evergy Kansas Central (the “Registration Statement”).
On March 13, 2025, Evergy Kansas Central also issued $300,000,000 aggregate principal amount of its Notes, 4.70% Series due 2028 (the “Notes”), pursuant to an Underwriting Agreement, dated March 6, 2025, among Evergy Kansas Central, MUFG Securities Americas Inc., PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein. The Notes were registered under the Securities Act pursuant to the Registration Statement.
In connection with the issuance and sale of the Mortgage Bonds and the Notes, Evergy Kansas Central entered into several agreements and other instruments listed in Item 9.01 of this
Current
Report on Form
8-K
and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 6, 2025, among Evergy Kansas Central, Inc., MUFG Securities Americas Inc., PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

Exhibit 1.2	Underwriting Agreement, dated March 6, 2025, among Evergy Kansas Central, Inc., MUFG Securities Americas Inc., PNC Capital Markets LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Fifty-Third Supplemental Indenture, dated as of March 13, 2025, between Evergy Kansas Central, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, and the form of global bond included therein.

Exhibit 4.2	First Supplemental Indenture, dated as of March 13, 2025, between Evergy Kansas Central, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (as Successor to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company)), and the form of global note included therein.

Exhibit 5.1	Opinion, dated March 13, 2025, of Heather A. Humphrey, regarding the validity of the Bonds.

Exhibit 5.2	Opinion, dated March 13, 2025, of Hunton Andrews Kurth LLP, regarding the validity of the Notes.

Exhibit 23.1	Consent of Heather A. Humphrey (included in Exhibit 5.1).

Exhibit 23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer

Evergy Kansas Central, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer
Date: March 13, 2025